Condensed Interim Consolidated Statements of Comprehensive Loss (Unaudited) - CAD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
EXPENSES
General and administrative expenses	$ (535)	$ (540)
Property investigation	(41)
Amortization	(3)	(4)
Share-based payments		(287)
Total expenses	(579)	(831)
Interest income	18
Foreign exchange gain (loss)	1	(7)
Other income (expense), net	19	(7)
TOTAL COMPREHENSIVE LOSS FOR THE PERIOD	$ (560)	$ (838)
Basic and diluted weighted average number of common shares outstanding	787,928,500	554,598,167
Basic and diluted loss per share	$ (0.00)	$ (0.00)